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                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-53384 of BioSante Pharmaceuticals, Inc. on Form S-8 of our report dated February 19, 1999, appearing in this Annual Report on Form 10-KSB of BioSante Pharmaceuticals, Inc. for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP


Chartered Accountants

Toronto, Ontario
March 28, 2001